For period ending July 31, 2007		Exhibit 77(o)
File number 811-8764
                               FORM 10f-3
                      Registered Domestic Securities
	                       BlackRock
FUND:  UBS PACE Intermediate Fixed Income Investments

1.	Issuer:  The Progressive Corporation

2.	Date of Purchase:  06/18/2007

3.      Date offering commenced: 06/18/2007

4.	Underwriters from whom purchased:   Goldman Sachs

5.	Affiliated Underwriter managing or participating in syndicate:
	Merrill Lynch

6.	Aggregate principal amount or number of shares purchased:
	100,000,000

7.	Aggregate principal amount or total number of shares of offering:
	1,000,000,000

8.	Purchase price (net of fees and expenses):  99.7290

9.	Initial public offering price:  99.7290

10.	Commission, spread or profit:  1.000%
11.  Have the following conditions been satisfied?	  YES    NO

a.   The securities are part of an issue registered
     under the Securities Act of 1933 that is being        X
     offered to the public.

b.    The securities were purchased prior to the end
      of the first day on which any sales are made
      (or, if a rights offering, the securities were       X
      purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
                                                           X
d.   The underwriting was a firm commitment underwriting.
                                                           X

e.   The commission, spread or profit was reasonable
     and fair in relation to that being received by
     others for underwriting similar securities during     X
     the same period.

f.   The issuer of the securities and any predecessor
     have been in continuous operations for not less       X
     than three years.

g    The amount of such securities purchased by the
     Fund and all investment companies advised by
     Brinson Advisors or the Fund's Sub-Adviser,           X
     if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales. x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/  Rummei Cai			Date:  	7/10/2007

For period ending July 31, 2007			Exhibit 77(o)
File number 811-8764
FORM 10f-3
Eligible Foreign Offering

FUND:  UBS PACE International Emerging Markets Equity Investments

Name of Adviser or Sub-Advisor:  Mondrian Investment Partners Limited

1.  Issuer:   Bancolumbia S.A.

2.  Date of Purchase:  17th July 2007

3.  Date offering commenced:  15th June 2007

4.  Underwriters from whom purchased:   UBS INVESTMENT BANK

5.  Affiliated Underwriter managing or participating in syndicate:
    UBS AG acting through its business group, UBS INVESTMENT BANK____________________________________________

6.  Aggregate principal amount or number of shares purchased:  10,100

7. Aggregate principal amount or total number of shares of offering: 8,411,470

8.  Purchase price (net of fees and expenses):  US $33.25

9.  Initial public offering price: US $33.25

10. Commission, spread or profit:  Net
11. Have the following conditions been satisfied?       YES       NO


a. The offering is subject to regulation by a foreign
   financial regulatory authority.                       X

b. The securities are offered at a fixed price
   to all purchasers in the offering (except for         X
   any rights that are required by law to be granted to existing security holders).

c. Financial statements of the issuer, prepared and
   audited in accordance with the standards of the
   appropriate foreign financial regulatory authority,   X
   for the two years prior to the offering, are made available to prospective purchasers.

d. The issuer is a foreign government, a foreign
   national or an entity organized under the laws        X
   of a foreign country.

e. If the answer to (d) is no, the issuer is
   a reporting company in the U.S. and has made all
   required filings during the past 12 months.           n/a      n/a

f. The securities were purchased prior to the end
   of the first day on which any sales are made
   (or, if a rights offering, the securities were
   purchased on or before the fourth day preceding
   the day on which the offering terminated).                      X*

g The securities were purchased at a price not more
  than the price paid by each other purchaser in the
  offering or any concurrent offering (except for any    X
  rights to purchase required by law to be granted to existing security holders).

h. The underwriting was a firm commitment
   underwriting.                                         n/a

i. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

j. The issuer of the securities and any predecessor
   have been in continuous operation for not less
   than three years.                                     X

k. The amount of such securities purchased by the
   Fund and all other accounts over which the Adviser
   (or Sub-Adviser, if applicable) exercises             X
   investment discretion did not exceed 25% of the principal amount of the offering.

l. No Affiliated Underwriter benefited directly		 X
   or indirectly from the purchase.                 (Not to our
                                                     knowledge)



Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

*- Please note that this report relates to a secondary offering which commenced trading on 15th June 2007. Mondrian purchased 10,100 shares on behalf of UBS Pace Emerging on 17th July 2007.


Approved:  /s/ John L. Barrett			Date:  	14th August 2007

For period ending July 31, 2007				Exhibit 77(o)
File number 811-8764

                                FORM 10f-3
                          Municipal Securities

FUND:  UBS PACE Municipal Fixed Income
Name of Adviser or Sub-Adviser  Standish Mellon Asset Management

1.  Issuer: Golden State Tobacco Securitization California Tobacco Settlement

2.  Date of Purchase:  03/08/2007

3.  Date offering commenced:  03/07/2007

4.  Underwriters from whom purchased:   Bear Stearns

5.  Affiliated Underwriter managing or participating in syndicate:
    UBS PaineWebber

6.  Aggregate principal amount or number of shares purchased:  6,000,000

7.  Aggregate principal amount or total number of shares
    of offering:  3,707,130,000

8.  Purchase price (net of fees and expenses):  97.657

9.  Initial public offering price: 97.657

10. Commission, spread or profit:  .35%	$21,000.00
11. Have the following conditions been satisfied?        YES     NO


a. The securities are municipal securities as
   defined in Section 3(a)(29) of the Securities
   Exchange Act of 1934.                                  X

b. The securities were purchased prior to the end
   of the first day on which any sales are made.          X

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment underwriting.   X

e. The commission, spread or profit was reasonable
   and fair in relation to that being received by
   others for underwriting similar securities during
   the same period.                                       X

f. The issuer has received an investment grade rating
   from a nationally recognized statistical rating
   organization or, if the issuer, or entity supplying    X
   the revenues from which the issue is to be paid,
   shall have been in continuous operation for less
   than three years (including any predecessor),
   the issue has received of the three highest ratings    X
   from at least one such rating or organization.

g  The amount of such securities purchased by the Fund
   and all other accounts over which the Adviser
   (or Sub-Adviser, if applicable) exercises investment   X
   discretion did not exceed 25% of the principal amount of the offering.

h. No purchases were designated as group sales or
   otherwise allocated to the account of any
   Affiliated Underwriter.                                X




Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/  Thomas C. Casey		Date:  	04/18/2007


For period ending July 31, 2007				Exhibit 77(o)
File number 811-8764
                                     FORM 10f-3
                                Municipal Securities

FUND:  UBS PACE Municipal Fixed Income
Name of Adviser or Sub-Adviser  Standish Mellon Asset Management

1.  Issuer:   Tobacco Settlement Financing Corporation NJ

2.  Date of Purchase:  01/24/2007

3.  Date offering commenced:  01/24/2007

4.  Underwriters from whom purchased:   Bear Stearns

5.  Affiliated Underwriter managing or participating in syndicate:  UBS

6.  Aggregate principal amount or number of shares purchased:  1,460,000

7. Aggregate principal amount or total number of shares of offering: 3,622,208,081

8.  Purchase price (net of fees and expenses):  98.572

9.  Initial public offering price: 98.572

10. Commission, spread or profit:  .375%	$5,475.00
11.  Have the following conditions been satisfied?       YES    NO

a.  The securities are municipal securities
    as defined in Section 3(a)(29) of the                 X
    Securities Exchange Act of 1934.

b.  The securities were purchased prior to the            X
    end of the first day on which any sales are made.

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.

d.  The underwriting was a firm commitment underwriting.  X

e.  The commission, spread or profit was reasonable
    and fair in relation to that being received by
    others for underwriting similar securities            X
    during the same period.

f.  The issuer has received an investment grade
    rating from a nationally recognized statistical
    rating organization or, if the issuer, or entity      X
    supplying the revenues from which the issue is
    to be paid, shall have been in continuous operation
    for less than three years (including any
    predecessor), the issue has received of the three
    highest ratings from at least one such rating         X
    or organization.

g The amount of such securities purchased by the Fund and all other accounts over which the Adviser
    (or Sub-Adviser, if applicable) exercises investment X discretion did not exceed 25% of the principal amount of the offering.

h.  No purchases were designated as group sales
    or otherwise allocated to the account of any          X
    Affiliated Underwriter.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/  Christine Todd		Date:  	01/27/2007



For period ending July 31, 2007				Exhibit 77(o)
File number 811-8764
                                    FORM 10f-3
                               Municipal Securities

FUND:  UBS PACE Municipal Fixed Income
Name of Adviser or Sub-Adviser  Standish Mellon Asset Management

1.  Issuer:   PR Highway Authority Series CC

2.  Date of Purchase:  February 14, 2007

3.  Date offering commenced:  February 16, 2007

4.  Underwriters from whom purchased:   Saloman Smith Barney

5.  Affiliated Underwriter managing or participating in syndicate:  UBS

6.  Aggregate principal amount or number of shares purchased:  1,070,000

7. Aggregate principal amount or total number of shares of offering: 2,184,860,553

8.  Purchase price (net of fees and expenses):  105.586

9.  Initial public offering price: 105.586

10. Commission, spread or profit:  1/2%	$5.00 per bond
11. Have the following conditions been satisfied?          YES     NO

a.  The securities are part of an issue registered
    under the Securities Act of 1933 that is being          X
    offered to the public.

b.  The securities were purchased prior to the end
    of the first day on which any sales are made
    (or, if a rights offering, the securities were          X
    purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
                                                            X
d.  The underwriting was a firm commitment underwriting.
                                                            X

e.  The commission, spread or profit was reasonable
    and fair in relation to that being received by
    others for underwriting similar securities during       X
    the same period.

f.  The issuer has received an investment grade rating
    from a nationally recognized statistical rating
    organization or, if the issuer, or entity supplying     X
    the revenues from which the issue is to be paid,
    shall have been in continuous operation for less
    than three years (including any predecessor), the
    issue has received of the three highest ratings
    from at least one such rating or organization.          X

g   The amount of such securities purchased by the Fund
    and all investment companies advised by Brinson
    Advisors or the Fund's Sub-Adviser, if applicable,      X
    did not exceed 25% of the principal amount of the offering sold.

h.  No purchases were designated as group sales or
    otherwise allocated to the account of any               X
    Affiliated Underwriter.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/  Christine Todd			Date:  	01/27/2007

For period ending July 31, 2007				Exhibit 77(o)
File number 811-8764
                                          FORM 10f-3
                                      Municipal Securities
FUND:  UBS PACE Municipal Fixed Income
Name of Adviser or Sub-Adviser  Standish Mellon Asset Management

1.   Issuer:   Cypress-Fairbanks Independent School District Unlimited
     Tax Schoolhouse and Refunding Bonds (Harris, TX)

2.   Date of Purchase:  06/29/2007

3.   Date offering commenced:  06/28/2007

4.   Underwriters from whom purchased:   Morgan Keegan & Co INC.

5.   Affiliated Underwriter managing or participating in syndicate:
     UBS Securities LLC

6.   Aggregate principal amount or number of shares purchased: 2,500,000.00

7.   Aggregate principal amount or total number of shares
     of offering:  268,630,000.00

8.   Purchase price (net of fees and expenses):  105.114

9.   Initial public offering price: 105.114

10.  Commission, spread or profit:  .5%	$5.00
11. Have the following conditions been satisfied?             YES      NO
a.  The securities are municipal securities as defined         X
    in Section 3(a)(29) of the Securities
    Exchange Act of 1934.

b.  The securities were purchased prior to the end of the
    first day on which any sales are made.                     X

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.

d.  The underwriting was a firm commitment underwriting.       X

e.  The commission, spread or profit was reasonable and
    fair in relation to that being received by others for
    underwriting similar securities during the same period.    X

f.  The issuer has received an investment grade rating from
    a nationally recognized statistical rating organization
    or, if the issuer, or entity supplying the revenues from   X
    which the issue is to be paid, shall have been
    in continuous operation for less than three years
    (including any predecessor), the issue has received
    of the three highest ratings from at least one such        X
    rating or organization.

g   The amount of such securities purchased by the Fund
    and all other accounts over which the Adviser
   (or Sub-Adviser, if applicable) exercises investment        X
   discretion did not exceed 25% of the principal amount of the offering.

h.  No purchases were designated as group sales or otherwise
   allocated to the account of any Affiliated Underwriter.     X


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/  Christine Todd			Date:  	07/16/2007



For period ending July 31, 2006				Exhibit 77(o)
File number 811-8764
                                       FORM 10f-3
                    Registered Domestic Securities and Government Securities
	                     Wellington Management Company, LLP

FUND: UBS PACE Select Advisors Trust: UBS PACE Alternative
      Strategies Investments

1.    Issuer:  AerCap Holdings NV

2.    Date of Purchase:  07/31/07

3.    Date offering commenced:  07/10/07 Announcement date

4.    Underwriters from whom purchased:   Morgan Stanley & Co. Incorporated -
      Executing Broker/JP Morgan Chase-Broker of Credit

5.    Affiliated Underwriter managing or participating in syndicate:
      UBS Securities LLC

6.    Aggregate principal amount or number of shares purchased:  2,800

7.    Aggregate principal amount or total number of shares of offering:
      20,000,000 shares

8.    Purchase price (net of fees and expenses):  $25,90/share

9.    Initial public offering price:  $25.90/share

10.   Commission, spread or profit:  	4.1%
11.  Have the following conditions been satisfied?           YES      NO
a.   The securities are part of an issue registered under     X
     the Securities Act of 1933 that is being offered to the public.

b.   The securities were purchased prior to the end
     of the first day on which any sales are made             X
     (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
                                                              X
d.   The underwriting was a firm commitment underwriting.
                                                              X

e.   The commission, spread or profit was reasonable and
     fair in relation to that being received by others        X
     for underwriting similar securities during the same period.

f.   The issuer of the securities and any predecessor
     have been in continuous operations for not less
     than three years.                                        X

g   The amount of such securities purchased by the Fund
    and all investment companies advised by Brinson
    Advisors or the Fund's Sub-Adviser, if applicable,
    did not exceed 25% of the principal amount                X
    of the offering sold.

h.  No Affiliated Underwriter was a direct or indirect
    participant in or beneficiary of the sales.               X


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/ Karen J. DeNinno, Vice President
                                                 Date:  	August 15, 2007